POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $2,000,000,000 aggregate maximum offering price of common stock, preferred stock and debt securities of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of September, 2000.

                                                /s/  C. M. Harper
                                                C.  M.  Harper

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $2,000,000,000 aggregate maximum offering price of common stock, preferred stock and debt securities of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of September, 2000.

                                                /s/   Robert A. Krane
                                                Robert A.  Krane

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $2,000,000,000 aggregate maximum offering price of common stock, preferred stock and debt securities of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of September, 2000.

                                                /s/   Mogens Bay
                                                Mogens Bay

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $2,000,000,000 aggregate maximum offering price of common stock, preferred stock and debt securities of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of September, 2000.

                                                /s/   Carl E. Reichardt
                                                Carl E. Reichardt

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $2,000,000,000 aggregate maximum offering price of common stock, preferred stock and debt securities of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of September, 2000.

                                                /s/   Ronald W. Roskens
                                                Ronald W. Roskens

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as her true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for her and in her name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $2,000,000,000 aggregate maximum offering price of common stock, preferred stock and debt securities of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 28th day of September, 2000.

                                                /s/   Marjorie M. Scardino
                                                Marjorie M. Scardino

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $2,000,000,000 aggregate maximum offering price of common stock, preferred stock and debt securities of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of September, 2000.

                                                /s/   Walter Scott, Jr.
                                                Walter Scott, Jr.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $2,000,000,000 aggregate maximum offering price of common stock, preferred stock and debt securities of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of September, 2000.

                                                /s/   Kenneth E. Stinson
                                                Kenneth E. Stinson

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc. constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $2,000,000,000 aggregate maximum offering price of common stock, preferred stock and debt securities of ConAgra, Inc. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of September, 2000.

                                                /s/   Clayton K. Yeutter
                                                Clayton K. Yeutter